Income tax	12 Months Ended
Dec. 31, 2025
Income tax
Income tax

11       Income tax

	2025	2024	2023
Current income tax	(45,717)	(35,200)	(38,456)
Deferred income tax	(29,246)	(263,620)	62,697
	(74,963)	(298,820)	24,241

The income tax expense differs from the theoretical amount that would arise using the tax rate in each country as follows:

	2025	2024	2023
Income / (loss) for the year before income tax	332,682	606,732	202,226
Tax calculated at the tax rate in each country	(81,451)	(212,374)	(59,160)
Adjustments
Non-taxable income (6)	18,618	34,130	57,519
Expenses related to non-taxable income	(12,478)	(12,689)	(8,871)
Non-deductible expenses	(17,474)	(11,221)	(3,581)
Effect of tax inflation adjustment (1)	(43,810)	(167,973)	(114,289)
Effect of inflation adjustment	(40,612)	(80,365)	(53,895)
Effect of asset revaluation for tax purposes (2)	103,172	118,242	119,483
Inflation adjustment for tax purposes of tax losses (3)	6,993	76,622	81,273
Unrecognized deferred taxes (4)	(18,424)	(49,631)	(11,427)
Investment project exonerations (5)	16,160	12,737	12,552
Other	(5,657)	(6,298)	4,637
Income tax	(74,963)	(298,820)	24,241

(1)In order to determine the net taxable income of CAAP’s Argentine subsidiaries at the end of each year, the tax inflation adjustment determined in accordance with articles No. 95 to No. 98 of the income tax law has been incorporated into the tax results for a total amount of USD 43,810 as of December 31, 2025 (USD 167,973 and USD 114,289 as of December 31, 2024 and 2023 respectively), due to the fact that as of December 31, 2025, 2024 and 2023 the accumulated price index variation for the last 36 months has already exceeded 100%. Likewise, the income tax law allowed the deferral of the charge generated until 2020 by the tax inflation adjustment in six consecutive years. For 2025 the tax inflation adjustment is applicable as the accumulated inflation of the last three years is greater than 100%, and the adjustment resulting from this procedure was recognized as a current tax of the year. As consequence, as of December 31, 2025, USD 43,810 (USD 167,973 and USD 114,289 as of December 31, 2024 and 2023 respectively) was recognized as a reduction of current tax losses in deferred tax.

(2)Corresponds to the asset revaluation for tax purpose included in Law No. 27.430 of Argentina. As of March 29, 2019, AA2000 start exercising the option of the asset revaluation for tax purposes.

(3)On May 23, 2022, AA2000 filed tax returns for year 2021, reporting tax losses from previous years in accordance with the mechanism provided by the tax laws in Argentina. As of December 31, 2025, the taxable base of the historical tax carryforward losses (excluding the result of the current fiscal year) amounts to ARS 72,777 million, equivalent to USD 50.0 million, (ARS 75,345 million, equivalent to USD 73.0 million, as of December 31, 2024 and ARS 38,585 million, equivalent to USD 47.7 million, as of December 31, 2023) and adjusted by inflation to ARS 167,854 million, equivalent to USD 115.4 million, (ARS 138,781 million, equivalent to USD 134.5 million, as of December 31, 2024 and ARS 255,660 million, equivalent to USD 316.2 million, as of December 31, 2023). AA2000 also made a filing before AFIP, under tax secrecy protection provided by law, in order to preserve its rights in a transparency framework. AA2000’s management, with the assistance of its legal and tax advisors, believe that the arguments raised before AFIP are closely related to those considered by the court in similar procedures, and therefore, it has solid arguments to support the applied criteria.

(4)Mainly temporary differences for which no deferred income tax has been recognized from Brazilian concessions. Additionally, as of December 31, 2024, deferred tax assets on tax loss carry forwards from Brazilian concessions for a total amount of USD 35.8 million were unrecognized because there was not sufficient evidence that there would be enough future taxable profits to use such tax losses.

11       Income tax (Cont.)

(5)On November 9, 2022, PDS was granted by Government of Uruguay tax exemptions related to investments to be made in connection with the development and expansion of new airports (Note 26.b) and the rest of the capex program of PDS managed by CAAP until the expiry of the concession in 2053. The exemptions include VAT and customs duties otherwise applied to construction costs as well as exemptions of income tax for a 25 year period, starting in 2022.

(6)Until May 2025, TAGSA benefited from the tax-free zone concession it had obtained for a 20‑year term, which remained in effect until June 3, 2025, resulting in a decrease in the non-taxable income in 2025. As of December 31, 2023 includes USD 35.3 million related to the reversal of the impairment of intangible assets of ICASGA.

OECD Pillar Two model rules

The Group is within the scope of the OECD Pillar Two model rules (the Global Anti-Base Erosion Proposal, or ‘GloBE’ rules). The Pillar Two legislation implementing the GloBE rules was enacted in 2023 notably in Luxembourg, the jurisdiction of the Company, and in certain other jurisdictions where it operates. The Pillar Two legislation came into effect as from fiscal years starting on or after 31 December 2023. The Group applies the exception to recognizing and disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes, as provided in the amendments to IAS 12 issued in May 2023.

Pillar Two legislation enacted in jurisdictions where the Group operates did not have a material impact on the Company’s results of operations, financial position or cash flows in 2025. This is based on the fact that for fiscal year 2025 it has been concluded that no QDMTT will be due in Luxembourg.

Furthermore, for the first three years of operation, transitional exemptions (i.e. the so-called transitional safe harbours) operate on a jurisdiction-by-jurisdiction basis to remove the need to prepare full calculations, while the top-up tax due in respect of a given jurisdiction is deemed to be zero, should one of the three foreseen tests be met. The Company has analyzed these exemptions and concluded that very few jurisdictions may be failing to meet the exemptions (namely, Uruguay), as among other reasons the Company maintains substance in the form of relevant assets and personnel in the countries in which it operates, and therefore exposure to Pillar Two taxation is currently not material from a Group perspective.

In the particular case of Uruguay, on 9 December 2025 it was announced the introduction of a QDMTT measure largely in line with the GloBE rules, referred to in Spanish as the “Impuesto Mínimo Complementario Doméstico”. This has been recognized in the Income tax line within the Consolidated Statement of Income as of December 31, 2025, with no material impact.

The Group continues to assess its exposure to the Pillar Two legislation.